UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 18, 2003

Date of Report (Date of earliest event reported)

Sonic Foundry, Inc.

(Exact name of registrant as specified in its chapter)

Maryland	1-14007	39-1783372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Washington Ave, Suite 775 Madison, WI 53703	(608) 443-1600
(Address of principal executive offices)	(Registrant’s telephone number)

Item 9. Regulation FD Disclosure

On December 18, 2003, Sonic Foundry, Inc. reported fiscal 2003 financial results. See attached press release at exhibit 99.1.

EXHIBIT LIST

Number	Description
99.1	Press release dated December 18, 2003 regarding the reporting of fiscal 2003 financial results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.

(Registrant)

December 24, 2003	By:	/s/ Kenneth A. Minor

Kenneth A. Minor Chief Financial Officer